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                               THE MUNDER FUNDS

                        Supplement Dated March 4, 2004
                    to Prospectuses Dated October 31, 2003

Each Prospectus is hereby amended by deleting the text under the heading "DISTRIBUTION AND SERVICE FEES--Other Payments to Third Parties" and inserting the following text:

   In addition to paying fees under the Fund's distribution and service plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

   The Fund's advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund's advisor or distributor may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of the shares sold.

   In addition, while the Fund's distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund's distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read "Additional Compensation Paid to Intermediaries" in the Statement of Additional Information.

   From time to time, the Fund's advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of
   (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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                                THE MUNDER FUNDS

                         Supplement Dated March 4, 2004
                 To Statement of Additional Information ("SAI")

                             Dated October 31, 2003

1. The disclosure under the heading "INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS -- Administrator" which begins on page 47 of the SAI is hereby deleted in its entirety and replaced with the following:

     Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator ("Administrator") for the Funds, the other series of MST, and @Vantage. Each of the Funds has entered into an Administration Agreement with MCM ("Administration Agreement") that was amended and restated on October 30, 2003 and further amended on February 10, 2004. Pursuant to the Administration Agreement, MCM is responsible for
     (i) general administrative duties associated with the day-to-day operations of the Funds and @Vantage; (ii) monitoring and coordinating the activities of the other service providers of the Funds and @Vantage; (iii) providing fund accounting functions, including overseeing the computation of the net asset value of each Fund and @Vantage; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

     The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street"), the former administrator to the Funds, to provide certain administrative services to the Funds and @Vantage.

     As compensation for its administrative services, MCM receives an annual fee based upon a percentage of the average daily net assets of the Funds and @Vantage.

2. The following disclosure is hereby added under the heading "INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS -- Distribution and Services Arrangements" which begins on page 49 of the SAI:

     Additional Compensation Paid to Intermediaries.

     In addition to paying fees under the Funds' distribution and service plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Funds to intermediaries may take one of two forms: (i) basis point payments on net assets; and/or (ii) fixed dollar amount payments per shareholder account.

     The Funds' Advisor or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds.

     Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or


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     as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. In addition, while the Fund's Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund's Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.

     Currently, the Advisor has revenue sharing arrangements with approximately 18 intermediaries. The most significant of these arrangements are with Merrill Lynch, Wachovia Securities LLC (formerly Prudential Securities Inc.) and UBS Financial Services. The Advisor also has revenue sharing arrangements with various of its affiliates including Comerica Bank and Comerica Securities. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended December 31, 2003, the Advisor and/or Distributor accrued and/or paid approximately $500,000 to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST, MFFT and @Vantage. The Advisor also paid approximately $8 million pursuant to revenue sharing arrangements with its affiliates applicable to all series of MST, MFFT and @Vantage.

     From time to time, the Funds' service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

3. The fourth, fifth and sixth paragraphs under the heading "NET ASSET VALUE - All Funds," which begins on page 66 of the SAI, are amended to read in their entirety as follows:

     Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange, except with respect to securities trading on the London Stock Exchange. Less actively-traded securities trading on the London Stock Exchange, generally referred to as "Non-SETS" traded securities are valued at the mid-price between the bid and ask prices. All other securities traded on the London Stock Exchange are valued at the last quoted sales price or other closing price determined by the London Stock Exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the prevailing exchange rate at the close of the London Stock Exchange.

     Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to materially affect the value of any foreign security held by the Fund (i.e., a "significant event"), the security will be valued by the Funds' Pricing Committee, which is made up of the Advisor's officers and employees as designated from time to time by management of the Advisor, using pricing procedures that have been approved by the Board in order to determine the security's fair value. The procedures require the Funds' Pricing Committee to meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline.

     Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to it earnings or products, regulatory

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     news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

     The Board has adopted special procedures for valuing securities held by the Emerging Markets Fund and the International Growth Fund (each an "Overseas Markets Fund") that are traded principally on an overseas market or exchange ("Foreign Security"). On each day on which the net asset value of each Overseas Markets Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500(R) Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by an Overseas Markets Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent's performance.

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